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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 18, 1996


                       Chrysalis International Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware               0-19659                22-28779373
    ----------------        -------------         -------------------
    (State or other         (Commission             (IRS Employer
    jurisdiction of         File Number)            Identification No.)
    incorporation)


                     575 Route 28, Raritan, New Jersey 08869
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (908) 722-7900
                                                    ------------------





                         Exhibit Index at Pages 5 and 6




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Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Pursuant to three definitive agreements, each entered into as of August 19, 1996, DNX Corporation (now known as Chrysalis International Corporation) ("DNX") issued on December 18, 1996, after obtaining stockholder approval at the Annual Meeting of Stockholders (the "Annual Meeting"), 2,632,600 shares of Common Stock, par value $0.01 per share, of DNX (the "Common Stock") in exchange for all of the outstanding capital stock of, and equity interests in, BioClin, Inc., a Delaware corporation ("BioClin/U.S."), BioClin Europe AG, a Swiss corporation ("BioClin Europe"), BioClin GmbH, a German corporation ("BioClin Germany"), Kilmer N.V., a Netherlands Antilles corporation ("Kilmer"), and BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute" and, together with BioClin/U.S., BioClin Europe, BioClin Germany and Kilmer, collectively, the "BioClin Group") (the "Transaction"). The number of shares of Common Stock issued in the Transaction in exchange for the outstanding capital stock and equity interests of the BioClin Group was determined based upon arms-length negotiation between DNX and the BioClin Group.

         Prior to the Transaction, the BioClin Group was an international contract research organization engaged in clinical drug development services serving the pharmaceutical, biotechnology and medical device industries in the United States, Europe, the Middle East and Australia. Following the Transaction, each member of the BioClin Group became a wholly-owned subsidiary of DNX and all physical assets of the BioClin Group acquired by DNX will be used in the conduct of international preclinical and clinical drug development services by DNX and its subsidiaries.

         Prior to the Transaction, the BioClin Group was controlled by a stockholder group consisting of Dr. Jack Barbut ("Barbut"), Dr. J. Chris Jensen ("Jensen") and Mr. Alec Hackel ("Hackel" and, together with Barbut and Jensen, collectively, the "Interest Holders"). Prior to the Transaction, there was no material relationship between the Interest Holders and DNX or its directors, officers or affiliates. Pursuant to the terms of the Stockholders' Agreement, dated as of December 18, 1996, among DNX and, among others, the Interest Holders, Drs. Barbut and Jensen were appointed to the Board of Directors of DNX following the Annual Meeting and the consummation of the Transaction.

         In connection with the Transaction, the Board of Directors of DNX resolved to submit to stockholder vote at the Annual Meeting a proposal to change the name of the corporation to Chrysalis International Corporation (the "Name Change"). The stockholders of DNX approved the Name Change at the Annual Meeting and immediately thereafter DNX filed a Third Amended and Restated Certificate of Incorporation of Chrysalis International Corporation ("Chrysalis") with the Secretary of State of the State of Delaware in order to effect such Name Change.



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Item 7.  Financial Statements and Exhibits.
         ----------------------------------
(a)  Financial statements:

     Combined Balance Sheets of the BioClin Group as of December 31, 1995 and 1994 and the related Combined Statements of Operations, Deficit in Stockholders' Equity and Cash Flows for each of the years in the three-year period ended December 31, 1995, including Notes thereto (incorporated by reference to pages X-1 through X-20 of the Proxy Statement of DNX, dated as of November 11, 1996, for use in connection with the solicitation of proxies for the Annual Meeting (the "Proxy Statement") filed with the Securities and Exchange Commission (the "Commission") on November 8, 1996 (copies of these financial statements are attached hereto as Exhibit 99.2)).

(b)  Pro Forma financial information:

     Unaudited Pro Forma Combined Condensed Financial Information, including Notes thereto (incorporated by reference to pages 79 through 86 of the Proxy Statement (copies of this pro forma financial information is attached hereto as Exhibit 99.3)).

(c)  Exhibits:  See Exhibit Index at pages 5 and 6.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.
         ----------------------------------------------------

         In connection with the Transaction and in exchange for a portion of the equity interests in BioClin Germany, 52,652 shares of the 2,632,600 shares of Common Stock issued by DNX in the Transaction were issued to minority shareholders of BioClin Germany, other than the Interest Holders, none of whom are "U.S persons" within the meaning of Regulation S under the Securities Act of 1933 (the "Securities Act"). Accordingly, such shares of Common Stock were not registered under the Securities Act in reliance on Regulation S.


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHRYSALIS INTERNATIONAL CORPORATION



                                   By: /s/ John G. Cooper
                                      ------------------------------------
                                       Name:  John G. Cooper
                                       Title: Senior Vice President and
                                                Chief Financial Officer

Date:  December 31, 1996



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                                INDEX TO EXHIBITS


 Exhibit No.                   Description of Exhibits                 Page
 -----------                   -----------------------                 ----

     2.1       Merger Agreement, dated as of August 19,                 N/A
               1996, among DNX Corporation, DNX
               Acquisition Corporation, Dr. Jack Barbut,
               Alec Hackel, Dr. John Christian Jensen,
               Sherby N.V. and BioClin, Inc.
               (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by DNX with the Commission on August 19, 1996 (the "August Form 8-K")).

     2.2       Share Exchange Agreement, dated as of                    N/A
               August 19, 1996, among DNX Corporation,
               Mr. Manfred Wissmann, as Trustee, Dr.
               Gerald Rittershaus, as Employee Trustee,
               Dr. Jack Barbut, Alec Hackel, Dr. John
               Christian Jensen, Bettina Donhardt,
               Christine Dune-Kraatz, BioClin GmbH,
               Kilmer N.V. and BioClin Europe AG
               (incorporated by reference to Exhibit 2.2 to the August Form 8-K).

     2.3       Share Acquisition Agreement, dated as of                 N/A
               August 19, 1996, among DNX Corporation,
               Dr. Gerald Rittershaus, as Trustee, Dr.
               Jack Barbut, Alec Hackel, Dr. John
               Christian Jensen and BioClin Institute of
               Clinical Pharmacology GmbH (incorporated by reference to Exhibit 2.3 to the August
               Form 8-K).

     2.4       Stockholders' Agreement, dated as of                     7
               December 18, 1996, among DNX Corporation,
               Dr. Gerald Rittershaus, as Trustee and
               Employee Trustee, Manfred Wissmann, as
               Trustee, Dr. Jack Barbut, Alec Hackel,
               Dr. John Christian Jensen, Sherby N.V.,
               Martha Lee Reynolds, Barry Dvorchik,
               Bettina Donhardt and Christine Dune-
               Kraatz.

     3.1       Third Amended and Restated Certificate of               32
               Incorporation of Chrysalis International
               Corporation.

     3.2       Third Amended and Restated By-Laws of                   43
               Chrysalis International Corporation.

    99.1       Press Release dated December 19, 1996.                  54


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Exhibit No.           Description of Exhibits                        Page
-----------           -----------------------                        ----

     99.2      Pages X-1 through X-20 of the Proxy                   57
               Statement setting forth the Combined
               Balance Sheets of the BioClin Group as of December 31, 1995 and 1994 and the related Combined Statements of Operations,
               Deficit in Stockholders' Equity and Cash Flows for each of the years in the three-year period ended December 31, 1995, including Notes thereto.

     99.3      Pages 79 through 86 of the Proxy                      77
               Statement setting forth the Unaudited Pro
               Forma Combined Condensed Financial
               Information, including Notes thereto.




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